Commitments and Contingencies	12 Months Ended
Dec. 31, 2024
Commitments and Contingencies
Commitments and Contingencies

Note 28.  Commitments and Contingencies

(a)	As of December 31, 2023 and 2024, the Company had entered into several contracts for the acquisition of equipment and computer software. Total contract prices amounted to $7,564 thousand and $15,845 thousand, respectively. As of December 31, 2023 and 2024, the remaining commitments were $3,747 thousand and $12,519 thousand, respectively.
(b)	The Company from time to time is subject to claims regarding the proprietary use of certain technologies. Currently, management is not aware of any such claims that it believes could have a material adverse effect on the Company’s financial position or results of operations.
(c)	Since Himax Taiwan is not a listed company, it will depend on Himax Technologies, Inc. to meet its equity financing requirements in the future. Any capital contribution by Himax Technologies, Inc. to Himax Taiwan may require the approval of the relevant ROC authorities. The Company may not be able to obtain any such approval in the future in a timely manner, or at all. If Himax Taiwan is unable to receive the equity financing it requires, its ability to grow and fund its operations may be materially and adversely affected.
(d)	The Company has entered into several wafer fabrication or assembly and testing service arrangements or multi-year purchase agreements with suppliers. The Company may be obligated to make payments for purchase orders entered into pursuant to these arrangements. The Company’s purchase obligations also include agreements to purchase goods or services, primarily inventory, that are enforceable and legally binding on us and that specify all significant terms, including fixed or minimum quantities to be purchased, fixed or variable price provisions, and the approximate timing of the transaction. Among all these purchase agreements, the longest termination term shall expire in 2030. Purchase obligations exclude agreements that are cancelable without penalty. Contractual obligations resulting from above purchase orders and agreements with known amounts approximate $1,415 million and $1,258 million as of December 31, 2023 and 2024 respectively. Of obligations under above purchase orders and agreements, at December 31, 2024, $474 million is expected to be paid in the next 12 months. The refundable deposits of the long term contract for purchase agreements with suppliers amounts approximate $265 million and $231 million as of December 31, 2023 and 2024, respectively.
(e)	The Company is involved in various claims arising in the ordinary course of business. In the opinion of management, the ultimate disposition of these matters will not have a material adverse effect on the Company’s consolidated financial position, results of operations, or liquidity. As of December 31, 2024, management is not aware of any pending litigation against the Company.